Valneva SE 6-K

Exhibit 10.4

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Strictly confidential

Amendment to the APA No: SANTE/2020/C3/089

This Amendment to the Advance Purchase Agreement (“Amendment”) is made effective as of the last date of signature (the “Amendment Effective Date”) by and between Valneva Austria GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under company [***], whose registered office is at Campus Vienna Biocenter 3, 1030 Vienna, Austria (the “contractor”), and the European Commission (the “Commission”), acting on behalf and in the name of the Participating Member States to the APA.

WHEREAS, contractor and the Commission entered into Advanced Purchase Agreement dated effective on 23 November 2021 (the “APA”); and

WHEREAS, the Product has not received a Marketing Authorisation for the Product on or before 30 April 2022, which, pursuant to Article II.16.1 of the APA, provided a legal ground for the Commission to terminate the APA in the absence of an acceptable remedial plan;

WHEREAS on 13 May 2022 the Commission has sent to the contractor a Termination Intent Notice;

WHEREAS, on 18 May 2022, the contractor proposed a remedial plan to the Commission and the Participating Member States consisting of a draft amendment to the APA offering the Participating Member States, depending on their choices, the possibility to withdraw from the APA, adjust their orders or maintain their initial orders.

WHEREAS on 23 June 2022 the Product received a positive opinion by EMA, recommending issuance of an unconditional marketing authorisation;

WHEREAS the Commission decision to grant an unconditional Marketing Authorisation was adopted on 24 June 2022;

WHEREAS, following the discussions on the remedial plan proposed by the contractor on 18 May 2022, and updates thereto of 7 and 9 June 2022, the Parties desire to amend certain provisions of the Agreement, in particular to allow the Participating Member States to opt 1) to pursue the implementation of the APA, without any modification to the volumes ordered under their respective Vaccine Order Forms; 2) to pursue the implementation of the APA, with a reduction of the volumes under their respective Vaccine Order Forms; or 3) to terminate the APA and their respective Vaccine Order Forms.

The Parties hereto agree that the APA shall be amended.

1.	Scope of the Amendment

1.1.	The Parties hereby agree to (i) formalize the justified termination of the APA for certain Participating Member States pursuant to Article II.16.1 of the APA on the ground that the long stop date relating to Marketing Authorisation of 30 April 2022 was not met (ii) reduce the volume of Doses under their respective Vaccine Order Forms for certain other Participating Member States, (iii) amend the timelines of the implementation of the APA with respect to the Remaining Member States (as defined in Article 3.3 of the Amendment) and, as a result of the preceding changes, (iv) amend the rights and obligations of the Parties with respect to the delivery of the Doses.

1.2.	Except as set forth in this Amendment, all other articles and annexes of the APA shall remain unchanged and unaffected. This Amendment has been prepared and entered into in accordance with Article II.10.2 of the APA and forms an integral part of the APA.

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1.3.	Capitalized terms used in this Amendment that are defined in the APA have the same meaning in this Amendment.

2.	Options for the implementation of the APA

2.1.	The Parties have agreed that each of the Participating Member States has the option to:

2.1.1.	pursue the implementation of the APA, without any modification to the volumes ordered under their respective Vaccine Order Forms, subject to the provisions of Articles 3 and 4 of this Amendment (“Option 1”);

2.1.2.	pursue the implementation of the APA, with a reduction of the volumes under their respective Vaccine Order Forms, subject to the provisions of Articles 3, 5 and 7 of this Amendment (“Option 2”); or

2.1.3.	terminate the APA and their respective Vaccine Order Forms, subject to the provisions of Article 6 and 7 of this Amendment (“Option 3”).

The Participating Member States having chosen Option 1 or Option 2 are collectively referred to as the “Remaining Member States”.

2.2.	According to the options in Article 2.1 of this Amendment selected by the respective Participating Member States, all of the references to the volume and allocation of the Doses under the APA and the Vaccine Order Forms are corrected according to Annex I of this Amendment, which replaces Annex I of the APA.

2.3.	The Parties agree that no suspension and cancellation of Doses and reimbursement of Down Payment can occur under:

2.3.1.	Article I.4.7.2.a) of the APA on the grounds of the new Delivery Schedule being adopted under Article 3.3 of this Amendment; or

2.3.2.	Article I.4.7.4 of the APA.

3.	The implementation of the APA under Option 1 and Option 2

3.1.	The Remaining Member States:

3.1.1.	will not terminate the APA despite the fact that the contractor failed to receive a Marketing Authorisation for the Product on or before 30 April 2022, which is one of the long stop dates described in Article II.16.1 of the APA; and

3.1.2.	will amend their Vaccine Order Forms to adjust to the adapted volumes and allocations in Annex I of this Amendment, which replaces Annex I of the APA in accordance with Article 2.2 of this Amendment.

3.2.	The contractor shall make the first delivery upon the signature of this Amendment as early as possible from a regulatory process perspective and in accordance with the agreed Delivery Schedule.

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3.3.	As of the Amendment Effective Date, the Delivery Schedule set out in Article I.4.7.1 of the APA is replaced by the Delivery Schedule set out below:

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4.	Rights of the Participating Member States having opted for Option 1

Subject to the other provisions of this Amendment, the rights and obligations of the Participating Member States under Option 1 shall remain unchanged and unaffected.

5.	Rights of the Participating Member States having opted for Option 2

5.1.	The contractor commits to deliver the updated volume of the Doses indicated in Annex I of this Amendment (“New Allocated Doses”) in accordance with the Delivery Schedule as set out under Article 3.3 of the Amendment.

6.	Rights of the Participating Member States having opted for Option 3

6.1.	For the purposes of this Amendment, Option 3 shall be considered as a justified termination due to the failure to meet one of the long stop dates described in Article II.16.1 of the APA.

6.2.	The Participating Member States having opted for Option 3 will no longer be considered as a “Participating Member State” or a “Party” to the APA from the Amendment Effective Date.

7.	Effect of Options 2 and 3 as regards the Down Payments

7.1.	Within 30 days of the Amendment Effective Date, the contractor shall provide a Financial Statement to the Commission drawn up in accordance with Article II.16.5.b) of the APA describing the use of the Down Payments, for the purpose of assessing the entitlement of Participating Member States choosing Option 2 or Option 3 to the reimbursement of Unspent Amounts.

7.2.	[***]

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7.3.	In accordance with provision of Article II.16.5.c) of the APA, the contractor will clarify whether any Refundable Items remain at its disposal and Parties will discuss in good faith the implementation of this provision with regard to the reduced volume of Doses.

8.	Additional Supply Option

Article I.4.4 of the APA relating to the 2023 Option is deleted. Nevertheless, the Remaining Member States shall have the option to purchase additional Doses under the following conditions:

8.1.	each Remaining Member State shall have the right, at its discretion, to purchase one additional Dose for each Dose purchased under Annex I of this Amendment (the "Additional Supply Option");

8.2.	a Remaining Member State electing to purchase additional Doses under the Additional Supply Option must notify its decision to contractor, at the latest on [***], by issuing a new Vaccine Order Form to this end;

8.3.	such Doses shall be invoiced upon delivery and paid for in accordance with the APA;

8.4.	[***]; and

8.5.	the additional Doses ordered shall be delivered [***].

9.	Order of priority of provisions

If there is any conflict between different provisions in the APA, as amended by this Amendment, the provisions set out in this Amendment take precedence over those in the APA.

10.	Applicable law

10.1.	This Amendment shall be governed by the laws of [***].

10.2.	For avoidance of doubt, Article I.10 (Applicable law and settlement of disputes) of the APA shall apply to this Amendment.

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SIGNATURES

For the contractor,		For the Commission, on behalf and in the name of the Participating Member States,

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		Signature:	/s/ [***]
Signature:	/s/ [***]
Done at [***]
Done at [***]

AND

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Signature:

Done at [***] In duplicate in English.

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Annex I: Participating Member States and allocated volumes

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